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                                  EXHIBIT 99.1

                            AGREEMENT OF JOINT FILING

Bonanza Master Fund, Ltd., Bonanza Capital, Ltd. Bernay Box & Co., Inc. and Bernay Box agree that the Schedule 13G to which this Agreement is attached, and all future amendments to such Schedule 13G, shall be filed on behalf of each of them. This Agreement is intended to satisfy the requirements of Rule 13d-l
(k)(l) under the Securities Exchange Act of 1934, as amended. This agreement may be executed in any number of counterparts, each of which shall be deemed to be in original, but all of which together shall constitute one and the same instrument.

                              Date:  March  _____, 2004

                              BONANZA MASTER FUND, LTD., an exempted
                              company incorporated in the Cayman Islands with limited liability

                              By: /s/ Don Seymour
                                  ------------------
                              Name: Don Seymour
                              Title: Director

                              By: /s/ Aldo Ghisletta
                                  ------------------
                              Name: Aldo Ghisletta
                              Title: Director

                              BONANZA CAPITAL, LTD., a Texas limited partnership

                              By:  Bernay Box & Co., Inc., as General Partner

                              By: /s/ Bernay Box
                                  ------------------
                              Name: Bernay Box
                              Title: President

                              Bernay Box & Co., Inc., a Texas corporation

                              By: /s/ Bernay Box
                                  ------------------
                              Name: Bernay Box
                              Title: President

                              Bernay Box

                              By: /s/ Bernay Box
                                  ------------------
                              Name: Bernay Box